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                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.      20549


                                    FORM 8-K



                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported):  August 28, 2001

                                   iPCS, Inc.

                                  ------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


       333-47682
       333-47688                                      36-4350876
(Commission File Numbers)            (I.R.S. Employer Identification Number)


1900 East Golf Road, Suite 900, Schaumburg, Illinois           60173
     (Address of Principal Executive Offices)               (Zip Code)


                                 (847) 944-2900
              (Registrant's Telephone Number, Including Area Code)


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Item 5.        Other Events


     On August 28, 2001, iPCS, Inc., a Delaware corporation ("iPCS"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with AirGate PCS, Inc., a Delaware corporation ("AirGate"), regarding the proposed combination of AirGate and iPCS. AirGate and iPCS will combine in a tax-free, stock for stock transaction in which AirGate will issue approximately 13.5 million shares of AirGate common stock, including 1.1 million shares reserved for issuance upon the exercise of outstanding iPCS options and warrants. Pursuant to the terms of the Merger Agreement, and subject to the conditions set forth therein, a newly formed acquisition subsidiary of AirGate will be merged with and into iPCS (the "Merger"). Upon completion of the Merger, iPCS will become a wholly owned subsidiary of AirGate. The Merger Agreement is subject to customary regulatory review and approvals by the stockholders of AirGate and iPCS, the senior secured lenders of both iPCS and AirGate, and Sprint PCS.

     Concurrently with the execution and delivery of the Merger Agreement, certain stockholders of iPCS entered into a support agreement (the "Support Agreement"), whereby such stockholders agreed, among other things, to vote their shares in favor of the Merger. The Support Agreement terminates in the event
the Merger Agreement is terminated.    Holders of a majority of the outstanding
shares of common stock of iPCS have signed the Support Agreement.

     In connection with the Merger Agreement, AirGate and certain stockholders of iPCS will enter into a Registration Rights Agreement.

     The Merger Agreement, Support Agreement and Registration Rights Agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. In addition, the joint press release of iPCS and AirGate, dated August 29, 2001, is filed as Exhibit 99.1 and is incorporated herein by reference.

     As permitted under Item 601(b) of Regulation S-K, the Merger Agreement is filed with this report without the disclosure schedules. iPCS will supply a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits


     (c)    Exhibits.


Exhibit
Number                  Document Description
-------                 --------------------
10.1                    Agreement and Plan of Merger, dated as of August 28, 2001, by and between AirGate PCS, Inc. and iPCS, Inc.

10.2                    Form of Support Agreement, dated as of August 28, 2001, by and between
                        AirGate PCS, Inc., iPCS, Inc. and each of Blackstone/iPCS L.L.C.,
                        Blackstone iPCS Capital Partners L.P., Blackstone Communications
                        Partners I L.P., TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent
                        Mezzanine Trust II, TCW Leveraged Income Trust, L.P., TCW Leveraged
                        Income Trust II, L.P., TCW Leveraged Income Trust IV, L.P., TCW Shared
                        Opportunity Fund II, L.P., Shared Opportunity Fund IIB, L.L.C., TCW
                        Shared Opportunity Fund III, L.P., Geneseo Communications, Inc.,
                        Cambridge Telcom, Inc. and Gridley Enterprises, Inc.

10.3                    Form of Registration Rights Agreement by and among AirGate PCS, Inc.,
                        Blackstone/iPCS L.L.C., Blackstone iPCS Capital Partners L.P.,
                        Blackstone Communications Partners I L.P., TCW/Crescent Mezzanine
                        Partners II, L.P., TCW/Crescent Mezzanine Trust II, TCW Leveraged
                        Income Trust, L.P., TCW Leveraged Income Trust II, L.P., TCW Leveraged
                        Income Trust IV, L.P., TCW Shared Opportunity Fund II, L.P., Shared
                        Opportunity Fund IIB, L.L.C., TCW Shared Opportunity Fund III, L.P.,
                        Geneseo Communications, Inc., Cambridge Telcom, Inc., Cass
                        Communications, Inc., Technology Group, LLC, Montrose Mutual PCS, Inc.,
                        Gridley Enterprises, Inc., Timothy M. Yager and Kelly M. Yager.

99.1                    Joint Press Release, dated August 29, 2001.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              iPCS, INC.,

                              Registrant


Date: August 31, 2001         By: /s/ Stebbins B. Chandor, Jr.
                                  ---------------------------------------------
                                  Stebbins B. Chandor, Jr.
                                  Senior Vice President, Chief Financial Officer

                               INDEX TO EXHIBITS
                               -----------------


Exhibit
Number                  Document Description
-------                 ---------------------
10.1                    Agreement and Plan of Merger, dated as of August 28, 2001, by and between AirGate, PCS, Inc. and iPCS, Inc.

10.2                    Form of Support Agreement, dated as of August 28, 2001, by and between
                        AirGate PCS, Inc., iPCS, Inc. and each of Blackstone/iPCS L.L.C.,
                        Blackstone iPCS Capital Partners L.P., Blackstone Communications
                        Partners I L.P., TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent
                        Mezzanine Trust II, TCW Leveraged Income Trust, L.P., TCW Leveraged
                        Income Trust II, L.P., TCW Leveraged Income Trust IV, L.P., TCW Shared
                        Opportunity Fund II, L.P., Shared Opportunity Fund IIB, L.L.C., TCW
                        Shared Opportunity Fund III, L.P., Geneseo Communications, Inc.,
                        Cambridge Telcom, Inc. and Gridley Enterprises, Inc.

10.3                    Form of Registration Rights Agreement by and among AirGate PCS, Inc.,
                        Blackstone/iPCS L.L.C., Blackstone iPCS Capital Partners L.P.,
                        Blackstone Communications Partners I L.P., TCW/Crescent Mezzanine
                        Partners II, L.P., TCW/Crescent Mezzanine Trust II, TCW Leveraged
                        Income Trust, L.P., TCW Leveraged Income Trust II, L.P., TCW Leveraged
                        Income Trust IV, L.P., TCW Shared Opportunity Fund II, L.P., Shared
                        Opportunity Fund IIB, L.L.C., TCW Shared Opportunity Fund III, L.P.,
                        Geneseo Communications, Inc., Cambridge Telcom, Inc., Cass
                        Communications, Inc., Technology Group, LLC, Montrose Mutual PCS, Inc.,
                        Gridley Enterprises, Inc., Timothy M. Yager and Kelly M. Yager.

99.1                    Joint Press Release, dated August 29, 2001.

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